Exhibit 10.6.8
CONFIDENTIAL TREATMENT REQUESTED
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
SIXTH AMENDMENT TO THE
MASTER SERVICES AGREEMENT AND STATEMENT OF WORK
DATED MARCH 3, 2008 BETWEEN
MAKEMYTRIP INDIA PVT. LTD.
AND
IBM DAKSH BUSINESS PROCESS SERVICES PVT. LTD.
This Sixth Amendment dated December 18th, 2010 is to the Master Services Agreement and Statement of Work dated 05.03.2008, First Amendment dated July, 16 2008, Second Amendment dated July 28th, 2009, Third Amendment dated November 4, 2009, Fourth Amendment dated December 09, 2010 and Fifth Amendment dated December 10, 2010 (collectively referred to as “Agreement”).
BETWEEN
MakeMyTrip India Private Limited, a Company registered under the Companies Act, 1956 and having its registered office at 2nd Floor, Plaza Cinema Building, H Block, Connaught Place, New Delhi 110001 (hereinafter referred to as “MMTL” which expression shall, unless repugnant to or inconsistent with the context, mean and include its successors and permitted assigns), of the ONE PART;
And,
IBM Daksh Business Process Services Private Limited, a Company registered under the Companies Act, 1956 and having its Registered Office at BirlaTower,1st Floor, 25, Barakhamba Road, Connaught Place, New Delhi — 110001 (hereinafter referred to as “IBM” which expression shall, unless repugnant to or inconsistent with the context, mean and include its successors and assigns), of the OTHER PART.

REDACTED	CONFIDENTIAL TREATMENT REQUESTED
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
WHEREAS MMTL has entered into a Master Services Agreement dated 05-03-2008 (hereinafter referred to as “MSA”) with IBM and both Parties agree to amend the Agreement as mentioned below :
AND WHEREAS the Parties are desirous of amending part of the Agreement pertaining to term of the Agreement and procedural issues in the Statement of Work
TERMS AND CONDITIONS GOVERNING THIS ADDENDUM:
The Parties have agreed to amend and include the following terms and conditions in regard to the Agreement:
1.	Delete Point 3 of Second Amendment dated July 28th, 2009 between IBM and MakeMyTrip India Private Ltd and Second Amendment dated July 28th, 2009 between IBM and MakeMyTrip.com Inc, as has been subsequently amended by 3rd Amendment dated 4th November 2009 and replace as follows:

Termination for Convenience:

(i) Both IBM and MMTL may elect to terminate the original master services Agreement or any applicable SoW for Convenience. Such Termination can only be done by providing 6 months written notice period to the other party. Such notice can only be served after 4 years from the Transaction Effective Date as per original agreement dated 05.03.2008 alongwith the following termination fee

Period of serving termination notice	Termination Fee
5th March, 2012 to 4th March, 2013	XXXXX
5th March, 2013 to 4th March, 2014	XXXXX
Notwithstanding anything, contained in the agreement, there will be no termination fee if agreement is terminated beyond 4th March 2014 ,however, there will be a condition of six months notice applicable to both parties unless otherwise agreed by both parties in written.
2.	Delete Point 4 of Second Amendment dated July 28th, 2009 between IBM and MakeMyTrip India Private Ltd and Second Amendment dated July 28th, 2009 between IBM and MakeMyTrip.com Inc, as has been subsequently amended by 3rd Amendment dated 4th November 2009and replace as follows:

In no month shall the total billable Agent count go below XXX (aggregate at both Gurgaon and Chandigarh or any other future location), from January’ 2012. Key Milestones for reaching to 400 HC, as minimum billable agent till December’2011 are as per the following ramp up plan :

Headcounts	XXX	XXX	XXX
Ramp up date	31.03.2011	30.6.2011	31.12.2011
However, in case MMTL represents and both sides agree that there is a scope to reduce the Agent count because of efficiencies obtained by MMTL by deploying automation, the parties agree that the billable Agent count reduction could be the higher of the below

REDACTED	CONFIDENTIAL TREATMENT REQUESTED
The portions of this document marked by “XXXX” have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.
a)	Total reduction of XX headcounts.

b)	Total reduction of headcounts such that post reduction, overall headcount does not fall below XXX.
3.	Delete Section 1 of the First Amendment dated July 16th, 2008 between IBM and MakeMyTrip India Private Ltd and First Amendment dated July 16th, 2008 between IBM and MakeMyTrip.com Inc, as has been subsequently amended by 3rd Amendment dated 4th November 2009 and replace as follows:

Due to automation deployment by MMTL as per Section 4 of this Second Amendment and the possible reduction in Agent count, IBM and MMTL agree to the following Price grid. The grid for any given month shall be applicable based on the billable agent count in that month.

Lines of Business	<XXX Headcounts	XXXXXX Headcounts	XXXXXX Headcounts	>XXX Headcounts
Gurgaon—India LOB’s
Post Sales	XXXXX	XXXXX	XXXXX	XXXXX
Sales	XXXXX	XXXXX	XXXXX	XXXXX
Ticketing	XXXXX	XXXXX	XXXXX	XXXXX

Chandigarh — India LOB’s
Post Sales	XXXXX	XXXXX	XXXXX	XXXXX
Sales	XXXXX	XXXXX	XXXXX	XXXXX
Ticketing	XXXXX	XXXXX	XXXXX	XXXXX

Lines of Business	<XXX Headcounts	XXXXXX Headcounts	XXXXXX Headcounts	>XXX Headcounts
Gurgaon—India LOB’s
Post Sales	XXXXX	XXXXX	XXXXX	XXXXX
Sales	XXXXX	XXXXX	XXXXX	XXXXX
Ticketing—Ex India	XXXXX	XXXXX	XXXXX	XXXXX
Ticketing US	XXXXX	XXXXX	XXXXX	XXXXX

Chandigarh — India LOB’s
Post Sales	XXXXX	XXXXX	XXXXX	XXXXX
Sales	XXXXX	XXXXX	XXXXX	XXXXX
Ticketing—Ex India	XXXXX	XXXXX	XXXXX	XXXXX
Ticketing US	XXXXX	XXXXX	XXXXX	XXXXX
•	All prices mentioned above are in INR per Agent per month.

•	Prices mentioned above shall remain applicable till 4th of March 2011. Thereafter, prices shall increase by XX effective 5th of March every year, starting from 5th of March 2011.

•	All applicable taxes and levies shall apply over and above these rates as applicable. However, any income tax or any direct tax related liability will be on account of IBM. MMTL will deduct the relevant withholding tax (TDS) from the regular payments for which it will issue a consolidated annual TDS certificate to IBM.

•	For every new LOB or process which is proposed to be added to the current operations, price will be developed by IBM based on the following 8 key parameters (apart from other design parameters)
¡	Delivery Location

¡	Delivery Language

¡	Type of work — Back-office, Call center, Blended, F&A or New

¡	Hierarchy ratio(s)

¡	SU

¡	Agent Training period

¡	Agent Profile

¡	Complexity of work
•	In the eventuality that a new LOB/ process , when mapped to an existing process in MMTL operations being run by IBM , is without significant variation on the 8 parameters mentioned above, then IBM will make best efforts to offer MMTL a price for the new LOB/ process which comes closest to the price of the said existing process used for comparison.

•	In the event there is significant variation in the new process from all existing processes being run by IBM for MMTL, or there is any other reason which warrants developing a new price, a new price will be developed for this new process, and will be mutually agreed between the two parties.
4.	This Amendment No. 6 shall be effective from December 1, 2010 (“Effective Date of this Amendment No. 6”) and shall be co-existent and co-terminus with the Agreement.

5.	Except for the amendments stated under Clauses 1 to 7 above, all other terms of the MSA and Statement of Work and Amendments shall remain unchanged and in full force and effect between the Parties.

6.	This Sixth Amendment read together with the Agreement reflects the complete understanding between the Parties, superseding all prior oral or written communications between the parties relating to this subject. This Sixth Amendment is incorporated into and deemed to be part of the Agreement.
IN WITNESS WHEREOF THE ABOVE NAMED PARTIES TO THIS AMENDMENT HAVE EXECUTED THESE PRESENTS THROUGH THEIR DULY AUTHORISED SIGNATORIES ON THE DATE FIRST MENTIONED HEREIN ABOVE.
For IBM Daksh Business Process services Pvt. Ltd

Sign:	/S/ Gerry von Kalm

Name:	GERRY VON KALM

Title:	CFO IBM DAKSH

Date:	20/12/2010

For MakeMyTrip India Pvt Ltd

Sign:	/s/ Vikas Bhasin

Name:	VIKAS BHASIN

Title:	GROUP FINANCIAL CONTROLLER

Date:

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